                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  October 31, 1995



                  CAREY INSTITUTIONAL PROPERTIES INCORPORATED
                  -------------------------------------------
               (Exact name of Registrant as specified in charter)


       MARYLAND                       0-20116                  13-3602400
- - -----------------------        --------------------        -------------------
(State of organization)        (Commission File No.)       (IRS Employer
                                                            Identification No.)


                        50 Rockefeller Plaza, 2nd Floor
                           New York, New York  10020
                   ----------------------------------------
                   (Address of principal executive offices)


                                (212) 492-1100
                       ---------------------------------
                        (Registrant's telephone number)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)  PRO FORMA FINANCIAL INFORMATION

Pro Forma Annualized Statement of Taxable Operations and Cash Generated (Unaudited).

                        PRO FORMA FINANCIAL STATEMENTS

        The following unaudited pro forma consolidated financial statements for the Company have been prepared based upon certain pro forma adjustments to the historical financial statements of the Company (see note 1 to Pro Forma Financial Statements).

        The statment covers only the properties or interests in entities owning properties which have been acquired by the Company and its wholly-owned subsidiaries which are net leased to Hibbett Sporting Goods, Inc., Sports & Fitness Clubs of America, The Upper Deck Company and Del Monte Corporation and does not cover any properties which the Company may acquire in the future or any future financings of these properties.

               CAREY INSTITUTIONAL PROPERTIES INCORPORATED
                   PRO FORMA CONSOLIDATED BALANCE SHEET

                             December 31, 1995
                               (Unaudited)

                                                  Historical                    Pro Forma Adjustments                 Pro Forma
                                                  ----------                    ---------------------                 ---------
                                                             Sports & Fitness  Upper Deck    Hibbetts    Del Monte
                            Assets:
Land                                             $ 46,359,430   $   912,855                $   660,000 $  (304,073)  $ 47,932,285
Building                                          106,360,317     4,323,145                  4,040,000  (1,366,725)   114,723,462
Accumulated depreciation                           (5,006,484)                                                         (5,006,484)
                                                 ------------   -----------  ------------  ----------- -----------   ------------
  Real estate accounted for under the
    operating method                              147,713,263     5,236,000                  4,700,000  (1,670,798)   157,649,263
Net investment in direct financing                105,703,258                                           10,995,000    105,703,258
Equity investments                                 15,992,225                 $ 5,327,225                              21,319,450
Real estate held for sale                           2,616,031                                                           2,616,031
Cash and cash equivalents                          22,519,656    (5,236,000)   (5,327,225)  (4,700,000) (3,074,202)     7,256,431
Short-term investments                              1,000,000                                                           1,000,000
Accrued rents and interest receivable                 267,779                                                             267,779
Other assets                                        3,621,913                                                           3,621,913
                                                 ------------   -----------  ------------  ----------- -----------   ------------
            Total assets                         $299,434,125           -             -            -     6,250,000   $305,684,125
                                                 ============   ===========  ============  =========== ===========   ============

         Liabilities and Shareholders' Equity:
     Liabilities
Mortgage notes payable                           $150,656,333                                          $ 6,250,000   $156,906,333
Note payable                                        3,471,899
Accounts payable to affiliates                      4,279,849                                                           4,279,849
Accounts payable and accrued expenses                 532,274                                                             532,274
                                                                                                                              -
Prepaid rent and security deposits                    950,558                                                             950,558
Dividends payable                                   2,942,124                                                           2,942,124
Accrued interest payable                            1,085,483                                                           1,085,483
                                                 ------------   -----------  ------------  ----------- -----------   ------------
           Total liabilities                      163,918,520          -             -             -     6,250,000    170,168,520
                                                 ------------   -----------  ------------  ----------- -----------   ------------
Minority interest                                   4,522,053                                                           4,522,053
                                                 ------------   -----------  ------------  ----------- -----------   ------------
     Shareholders' Equity
Common stock                                           15,481                                                              15,481
Additional paid-in capital                        137,046,066                                                         137,046,066
Unrealized appreciation                               220,892                                                             220,892
Distributions in excess of accumulated
  earnings                                         (6,088,570)                                                         (6,088,570)
                                                 ------------   -----------  ------------  ----------- -----------   ------------
                                                  131,193,869                                                         131,193,869
Treasury stock                                       (200,317)                                                           (200,317)
                                                 ------------   -----------  ------------  ----------- -----------   ------------
            Total shareholders' equity            130,993,552                                                         130,993,552
                                                 ------------   -----------  ------------  ----------- -----------   ------------
            Total liabilites and
              shareholders' equity               $299,434,125          -             -             -   $ 6,250,000   $305,684,125
                                                 ============   ===========  ============  =========== ===========   ============

               CAREY INSTITUTIONAL PROPERTIES INCORPORATED
                PRO FORMA CONSOLIDATED STATEMENT OF INCOME

                             December 31, 1995
                               (Unaudited)

                                                  Historical                    Pro Forma Adjustments                  Pro Forma
                                                  ----------                    ---------------------                  ---------
                                                             Sports & Fitness   Upper Deck    Hibbett     Del Monte
Revenue:
  Interest income from direct financing leases    $11,693,250                                            $ 1,286,250   $12,979,500
  Rental income from operating leases              16,926,079    $  577,500                 $  475,784                  17,979,363
  Other interest income                               618,993                                                              618,993
                                                  -----------    ----------    ----------   ----------   -----------   -----------
                                                   29,238,322       577,500                    475,784     1,286,250    31,577,856
                                                  -----------    ----------    ----------   ----------   -----------   -----------
Expenses:
  Interest expense                                 13,512,254                                                619,285    14,131,539
  Depreciation                                      2,493,366       108,079                    101,000                   2,702,445
  General and adminstrative                         1,931,493                                                            1,931,493
  Property expense                                  3,415,448        52,360     $  128,272      47,000       109,950     3,753,030
  Amortization                                        307,810                                                              307,810
                                                  -----------    ----------    ----------   ----------   -----------   -----------
                                                   21,660,371       160,439        128,272     148,000       729,235    22,826,317
                                                  -----------    ----------    ----------   ----------   -----------   -----------

Income before minority interest in income,
  income from equity investments, gains on sale
  and extraordinary item                            7,577,951       417,061       (128,272)    327,784       557,015     8,751,539
Minority interest in income                          (748,841)                                                            (748,841)
                                                  -----------    ----------    ----------   ----------   -----------   -----------
Income before income from equity investments,
  gains on sale and extraordinary item              6,829,110       417,061      (128,272)    327,7784       557,015     8,002,698
Income from equity investments                      2,172,238                     690,714                                2,862,952
                                                  -----------    ----------    ----------   ----------   -----------   -----------
Income before gains on sale and extraordinary item  9,001,348       417,061       562,442      327,784       557,015    10,865,650
Gains on sale                                         628,099                                                              628,099
                                                  -----------    ----------    ----------   ----------   -----------   -----------
Income before extraordinary item                    9,629,447       417,061       562,442      327,784       557,015    11,493,749
Extraordinary charge on extinguishment of debt       (401,269)                                                            (401,269)
                                                  -----------    ----------    ----------   ----------   -----------   -----------
Net income                                        $ 9,228,178    $  417,061    $  562,442   $  327,784   $   557,015   $11,092,480
                                                  ===========    ==========    ==========   ==========   ===========   ===========

               PRO FORMA CONSOLIDATED STATEMENT OF TAXABLE INCOME
                      AND AFTER TAX CASH FLOW (UNAUDITED)

Net income per pro forma consolidated statement of income for year
     ended December 31, 1995                                                                    $  11,092,480
Depreciation on direct financing leases for tax purposes (Note E)                                  (1,757,707)
Difference between interest on direct financing leases and straight-line on operating leases
     and rentals recognized for tax purposes (Note F)                                                (423,510)
Adjustments to equity income for tax purposes (Note G)                                             (1,093,617)
Adjustments to minority interest in income for tax purposes (Note H)                                  222,004
Incentive fees not deducted for tax purposes (Note I)                                               1,645,845
                                                                                                -------------
              Pro forma taxable income                                                              9,685,495
Add:    Depreciation expense on direct financing and operating leases (Note J)                      4,460,152
              Distributions from equity investments in excess of taxable earnings
                 from equity ivestments (Note K)                                                      757,757
              Distributions to minority interests in excess of minority interest
                 in taxable income                                                                    (13,849)
Less:   Principal payments on mortgage loans (Note L)                                              (3,010,117)
                                                                                                -------------
       Pro forma after-tax cash flow                                                            $  11,879,438
                                                                                                =============

1. Basis of Presentation

        The unaudited pro forma consolidated financial statements of Carey Institutional Properties Incorporated and subsidiaries (the "Company") have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet of the Company at December 31, 1995 has been prepared as if the purchase of properties leased to Hibbett Sporting Goods, Inc. ("Hibbett"), Sports & Fitness Clubs of America ("Sports & Fitness") and the Upper Deck Company ("Upper Deck") and the completion of construction of buildings for Del Monte Corporation ("Del Monte") had been completed at December 31, 1995. The pro forma statement of income for the year ended December 31, 1995 has been prepared as if the acquisitions of the Hibbett, Sports & Fitness and Upper Deck properties and the completion of construction of the Del Monte facility and the related mortgage financing had occurred on January 1, 1995.
The pro forma financial information should be read in conjunction with the historical financial statements of the Company. The pro forma financial results are not necessarily indicative of the financial position or the results of operations had the acquisitions occurred on January 1, 1995 nor are they necessarily indicative of the financial position or results of operations for future periods.



2. Pro Forma Adjustments

A.        Sports & Fitness lease provides for annual rentals of $577,500.
Annual depreciation expense of $108,079 is computed on a 40-year straight-line basis on buildings and improvements with a depreciable basis of $4,323,145. Included in property expenses are an accrual of an asset management fee of $26,180 and a performance fee of $26,180 which will be payable to the Advisor and total 1% of the $5,236,000 purchase price for the Sports & Fitness property. The performance fee of $26,180 cannot be paid until certain performance criteria are met. Accordingly, the Company will retain such fee until the criteria are met and cannot deduct the performance fee component of such fees for income tax purposes until it is paid.

B. The Company has a 50% interest in a limited liability company (the "UD LLC") which leases land and buildings to Upper Deck. The Company accounts for its 50% interest in UD LLC on the equity method with its share of pro forma earnings based its share of UD LLC's net income. UD LLC's earnings are based on annual rental income of $2,639,700, interest expense on a $15,000,000 limited recourse mortgage loan which bears interest at a rate of 8.43% per annum and provides for monthly payments of principal and interest of $120,077 on a 25-year
amortization schedule and statutory California franchise taxes   As the lease
has been classified as a direct financing lease, no depreciation is taken for financial reporting purposes. However, annual depreciation of $558,773 will be recognized for tax reporting purposes computed on a 40-year straight-line basis on buildings and improvements with a tax basis of $22,350,938. The purchase cost of the Upper Deck property was $25,654,450 and was financed through equity contributions of $10,654,450, of which the Company's share was $5,327,225, and limited recourse mortgage financing of $15,000,000. Such debt is the obligation of UD LLC and the Company has not provided any guarantees nor has it made any commitments to satisfy the debt obligations of UD LLC. Accordingly, the Company has recorded its interest in the UD LLC on the accompanying pro forma consolidated balance sheet based on the cash contribution to the limited liability company. The Company's share of the asset management fee of $64,136 and performance fee of $64,136 are based on the 1% of the Company's pro rata share of the entire property cost of $25,654,450. The performance fee of $64,136 cannot be paid until certain performance criteria are met. Accordingly, the Company will retain such fee until the criteria are met and cannot deduct the performance fee component of such fees for income tax purposes until it is paid.

C. The Hibbett lease provides for annual rentals of $475,784. Depreciation expense of $101,000 is computed on a 40-year straight-line basis on buildings and improvements of $4,040,000. Included in property expenses are an accrual of an asset management fee of $23,500 and a performance fee of $23,500 which will be payable to the Advisor and total 1% of the $4,700,000 purchase price for the Hibbett property. The performance fee of $23,500 cannot be paid until certain performance criteria are met. Accordingly, the Company will retain such fee until the criteria are met and will not deduct such fee for income tax purposes until it is paid.

D. The Company is committed to finance the construction of the properties for Del Monte. The accompanying pro forma consolidated financial statements assume that the Company has advanced its full commitment ($10,995,000) as of the beginning of the year. The Del Monte lease provides for annual rent based on the total costs of construction, which rent, for the purposes of the pro forma statements, is assumed to be $1,286,250. Total debt is based on the commitment of $6,250,000 of limited recourse financing to the Company upon completion of construction of the Del Monte facilities. Interest expense on a $5,500,000 portion of the debt is based on an annual interest rate of 10%, a 20-year amortization schedule and quarterly principal and interest payments of $159,643. Interest expense on the remaining $750,000 portion of the debt is calculated on an annual interest rate of 9.75% (which approximates the London Inter-Bank Offered Rate plus 4%), a 20-year amortization schedule and quarterly payments of interest and principal of $21,398. For pro forma purposes, the Del Monte lease has been accounted for as a direct financing lease so that no depreciation expense has been taken for financial reporting purposes. However, for tax purposes, annual depreciation of $267,273 based on projected building and improvements with a tax basis of $10,690,927. Included in property expenses are an accrual of an asset management fee of $54,975 and a performance fee of $54,975 which will be payable to the Advisor and total 1% of the $10,995,000 projected costs of completion for the Del Monte properties. The performance fee of $54,975 cannot be paid until certain performance criteria are met. Accordingly, the Company will retain such fee until the criteria are met and cannot deduct the performance fee component of such fees for income tax purposes until such fee is paid. For historical reporting purposes, the Del Monte land and costs attributed to building have not been classified as direct financing lease assets. Upon completion of construction, the Company will perform an evaluation of the Del Monte lease in accordance with Statement of Financial Accounting Standards No. 13 and classify the lease based on facts and circumstances which may vary from a classification which would have occurred if the properties had been purchased and construction completed on January 1, 1995. Accordingly, the ultimate classification of the Del Monte lease cannot be determined at this time. For historical reporting purposes, rental revenues received during the year ended December 31, 1995 have been applied as a reduction of basis in the Del Monte properties and are not reflected in the historical consolidated statement of operations.

E. For tax purposes, depreciation is deducted on properties which have been classified as direct financing leases for financial reporting purposes. Pro forma tax depreciation expense of $1,757,707 is calculated based on the 40-year straight line method on land and buildings with a tax basis of $70,308,298.
Such depreciable basis includes a projected depreciable basis of $10,690,927 for the Del Monte properties.

F. For tax purposes, rental revenues are based on contractual amounts rather than amounts recorded for financial reporting purposes. Accordingly, straight-line adjustments on operating leases and amortization of unearned income on direct financing leases in excess of amounts contractually due as reflected on the Company's historical basis consolidated statement of cash flows have been deducted from taxable income.

G. An adjustment for equity income is primarily attributable to differences in the tax and GAAP accounting for the Company's interests in Marcourt Investments Incorporated, a real estate investment trust which net leases 13 Courtyard by Marriott hotels to Marriott International, Inc. ("Marriott") and UD LLC. For financial reporting purposes, the Company recognized equity income of $1,598,089 and had taxable dividends of $783,858. The difference is primarily attributable to Marcourt's classification of its lease with Marriott as a direct financing lease. Marcourt's amortization of unearned income on the direct financing lease is greater than the rent recognized for tax purposes. In addition, Marcourt recognizes no depreciation for financial reporting purposes. For tax purposes, the Company recognizes income based on taxable dividends received rather than on a pro rata portion of Marcourt's taxable income. The Company's projected share of taxable income from UD LLC is due to the effect of recognizing depreciation for tax purposes (see Note 2B) of which the portion attributable to the Company would be $279,386.

H. An adjustment for minority interest in income is attributable to differences in tax accounting and GAAP accounting for the Company's 37% interest in a general partnership which leases land and a building to Best Buy Co., Inc.
("Best Buy")   For financial reporting purposes, the building and improvements portion of the Best Buy lease have been classified as a direct financing lease. Accordingly, no depreciation is taken for tax purposes and as a result, the minority interest in tax basis income is lower than the minority interest in income as reported for financial reporting purposes, thereby reducing the portion of income attributable to the minority interest.

I. Incentive fees are not yet contractually due to the Advisor and are not be deductible for tax purposes until such contractual conditions are met and the fees are paid. For historical financial reporting purposes, incentive fees of $1,477,054 have been included in property expenses for the year ended December 31, 1995. In addition, $168,791 of pro forma adjustments apply to the incentive fees.

J. Total tax basis depreciation is based on the aggregate of pro forma depreciation of $2,702,445 on operating leases and the adjustment for tax basis depreciation on direct financing leases of $1,757,707

K. Distributions from equity investments in excess of taxable earnings from equity investments consist of nontaxable distributions received from Marcourt of $435,169, distributions in excess of taxable income from the Company's general partnership interest in GENA Property Company which net leases property to Gensia, Inc. of $136,905 and projected distributions from UD LLC which would exceed taxable income by $187,683. Projected funds available for distribution from UD LLC are projected by assuming that all cash generated by the investment will be distributed to its owners. Taxable income for UD LLC has been projected to $822,656 of which $558,773 represents the noncash expense of depreciation and represents $1,381,429 of cash provided from operations and is offset by projected principal amortization on the UD LLC mortgage loan of $183,407. On a pro forma basis, this would provide distributions of $1,198,022 of which the Company's share would be $599,011, which is $187,683 in excess of the Company's share of taxable earnings from the investment in UD LLC.

L. Principal paid for historical purposes was reported as $2,905,238. In addition, pro forma principal paid on the Del Monte mortgage obligations is projected to be $104,879. The effect of principal payment on the Upper Deck mortgage loans has been reflected in the distributions attributable to the Company's investment in UD LLC.

                                   SIGNATURES
                                  -----------
        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAREY INSTITUTIONAL PROPERTIES,
                                            INCORPORATED




                                            By: /s/ Michael D. Roberts
                                                ---------------------------
                                                Michael D. Roberts
                                                First Vice President and
                                                Controller



Dated: May 8, 1996

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